CHOU AMERICA MUTUAL FUNDS (THE "TRUST")
SUPPLEMENT DATED FEBRUARY 18, 2014 TO THE PROSPECTUS
DATED MAY 1, 2013 OF:

Chou Income Fund

* * * IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY * * *

The following information supplements and should be read in conjunction with the May 1, 2013 Prospectus for the Chou Income Fund (the "Fund"). The Board of Trustees of the Trust (the "Board") has determined that it is in the best interest of the Fund to modify the Fund’s principal investment strategies as described below. This change is expected to become effective on or about May 1, 2014.

Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed-income securities, financial instruments that provide exposure to fixed-income securities, and preferred stocks (the "80% Policy).  Preferred stocks are being added to the 80% Policy because they tend to have characteristics similar to fixed income securities.

In light of these changes, the Board has approved the waiver of the Fund’s redemption fee of 2.00% for Fund shares redeemed from February 18, 2014 through April 30, 2014. Please see “Selling Shares – Redemption Fee” in the Funds’ Prospectus for additional information regarding the Fund’s redemption fee.

For more information, please contact the Fund at (877) 682-6352 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE